UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

DIGITAL CADDIES, INC.

(Exact name of Registrant as specified in its charter)

Oklahoma	333-198243	47-1386357
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

15210 N Scottsdale Rd., Suite 280 Scottsdale, AZ 85254 (Address of principal executive offices) Phone: 480-626-2423 (Registrant’s Telephone Number)

Securities to be registered pursuant to Section 12(b) of the Act: None

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☑

Securities Act registration statement file number to which this form relates: 333-198243

Securities to be registered pursuant to Section 12(g) of the Act:

Title of each class

to be so registered

___________________________________________________

Common Shares, par value $0.001 per share

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant’s Securities to be Registered

Digital Caddies, Inc. (the “Registrant”) hereby incorporates by reference the description of its common stock to be registered hereunder in the section captioned “Description of Securities” in the Registrant’s Registration Statement on Form S-1 (File No. 333-198243), as filed with the U.S. Securities and Exchange Commission (the “Commission”) on August 19, 2014 (the “Registration Statement”).

Item 2. Exhibits

The following exhibits are incorporated herein by reference:

Exhibit Number	Description of Exhibit
3.1*	Certificate of Incorporation
3.2*	Amended Certificate of Incorporation
3.4*	Bylaws

* Filed as exhibits to the Company’s Form S-1 Registration Statement filed with the Commission on August 19, 2014, and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL CADDIES, INC.
Date: October 30, 2014	By: /s/ Brad Nightingale
Brad Nightingale
Chief Executive Officer